EXHIBIT 99.2

FORM OF NOTICE OF GUARANTEED DELIVERY

FOR

SUBSCRIPTION RIGHTS CERTIFICATES

ISSUED BY

BLUE VALLEY BAN CORP.

THE RIGHTS OFFERING SUBSCRIPTION PERIOD WILL EXPIRE AT 5:00 P.M., EASTERN TIME ON DECEMBER [__], 2013, UNLESS BLUE VALLEY BAN CORP. EXTENDS THE RIGHTS OFFERING (SUCH TIME AND DATE WITH RESPECT TO THE EXPIRATION OF THE RIGHTS OFFERING, AS IT MAY BE EXTENDED, THE “EXPIRATION TIME”).

This form (this “Notice of Guaranteed Delivery”) must be used to exercise the nontransferable subscription rights (the “Rights”) to acquire common stock, par value $1.00 per share (“Common Stock”), of Blue Valley Ban Corp., a Kansas corporation (the “Company”), pursuant to the rights offering (the “Rights Offering”) described in the Company’s accompanying prospectus, dated November [__], 2013 (the “Prospectus”), if a holder of Rights cannot deliver the subscription rights certificates evidencing the Rights (the “Subscription Rights Certificates”) to American Stock Transfer & Trust Company, LLC (the “Subscription Agent”) at or prior to the Expiration Time.  This Notice of Guaranteed Delivery must be delivered by hand or sent by mail to the Subscription Agent, and must be received by such Subscription Agent at or prior to the Expiration Time. See “The Rights Offering – Method and Mode of Payment” in the Prospectus.

Each Right allows you to subscribe for [____] shares of Common Stock. Payment of the subscription price of $[____] per share of Common Stock (the “Subscription Price”) subscribed for upon exercise of the Rights must be received by the Subscription Agent in the manner specified in this Notice of Guaranteed Delivery.

The address and facsimile numbers of the Subscription Agent is:

If Delivering By Courier
American Stock Transfer & Trust Company, LLC
Operations Center
Attn: Reorganization Department
6201 15th Avenue
Brooklyn, NY 11219
(781) 921-8200

If Delivering By Mail
American Stock Transfer & Trust Company, LLC
Operations Center
Attn: Reorganization Department
PO Box 2042
New York, NY 10272-2042
(781) 921-8200

DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

For this Notice of Guaranteed Delivery to be validly delivered, it must be received by the Subscription Agent at the above addresses before the Expiration Time. Deliveries to the Company will not be forwarded to the Subscription Agent and therefore will not constitute a valid delivery. In addition, deliveries to The Depository Trust Company will not constitute a valid delivery to the Subscription Agent.

To obtain wire transfer instructions or if you have questions or need assistance or additional documentation with respect to the Rights, please contact AST Phoenix Advisors (the “Information Agent”), as follows:

AST Phoenix Advisors
 866-796-1285

This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Subscription Rights Certificate is required to be guaranteed by an Eligible Guarantor Institution (as defined below) under the instructions to the Subscription Rights Certificate, the signature guarantee must appear in the applicable space provided in the signature box on the Subscription Rights Certificate.

Ladies and Gentlemen:

The undersigned hereby represents that it is the holder of Subscription Rights Certificate(s) representing              Rights and that such Subscription Rights Certificate(s) cannot be delivered to the Subscription Agent at or before the Expiration Time. Upon the terms and subject to the conditions set forth in the Prospectus, receipt of which is hereby acknowledged, the undersigned hereby elects to exercise the Rights to subscribe for shares of Common Stock represented by such Subscription Rights Certificate(s) pursuant to the guaranteed delivery procedures set forth in the Prospectus.

The undersigned understands and agrees that payment of the Subscription Price of $[____] per share of Common Stock subscribed for must be received by the Subscription Agent within three business days following the Expiration Time and such payment must be made by wire transfer.

  Number of Shares Subscribed for:     ________________________________________

  Payment in the aggregate:    _______________________________________________

  ☐    is being delivered to the Subscription Agent herewith;

  ☐ has been delivered separately to the Subscription Agent, and was delivered by wire transfer of funds (complete the information relating thereto); or

  ☐ has been delivered separately to the Subscription Agent in the manner set forth below (check the appropriate box and complete information relating thereto)
☐           Uncertified check (Payment by uncertified check will not be deemed to have been received by the Subscription Agent until such check has cleared.  Holders paying by such means are urged to make payment sufficiently in advance of the Expiration Time to ensure that such payment clears by such time).
☐           Certified check
☐           Bank draft (cashier’s check)

Name of Maker: _______________________________________________
Date of check or draft: __________________________________________
Name of transferor institution: ____________________________________
Date of transfer: ______________________________________________
Confirmation number (if available): ________________________________

All authority conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall not be affected by, and shall survive, the death or incapacity of the undersigned, and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives, successors and assigns of the undersigned.

(Please Type or Print Except for Signature(s))

Subscription Rights Certificate Nos. (if available):__________________________________________________________________________________

Name(s) of record holder(s) of Subscription Rights Certificate:________________________________________________________________________

_______________________________________________________________________________________________________________________

 Address(es): _______________________________________________________________________________________________________________

_________________________________________________________________________________________________________________________

_________________________________________________________________________________________________________________________
                                                                                                                                                                                                           (Include Zip Code)

Telephone Number, including Area Code: _________________________________________________________________________________________

Signature(s) of record holder or authorized signatory: ________________________________________________________________________________

_________________________________________________________________________________________________________________________

Date:  ____________________________________________________________________________________________________________________

THE GUARANTEE SET FORTH BELOW MUST BE COMPLETED
______________________________________________________________________________________________________________________________________________

  If you are signing in your capacity as a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or another acting in a fiduciary or representative capacity, please provide the following information:

  Name:______________________________________________________________________________________________________

  Capacity: ___________________________________________________________________________________________________

  Address (including Zip Code): ___________________________________________________________________________________

  Telephone Number: ___________________________________________________________________________________________

GUARANTEE OF DELIVERY (NOT TO BE USED FOR SIGNATURE GUARANTEE)

    The undersigned, a member firm of a registered national securities exchange or member of the Financial Industry Regulatory Authority, Inc., commercial bank or trust company having an office or correspondent in the United States, or another Eligible Guarantor Institution as defined in Rule 17Ad-15 under the U.S. Securities Exchange Act of 1934, as amended (each, an  “Eligible Guarantor Institution”), hereby guarantees that within three business days after the Expiration Time, the undersigned   will deliver to the Subscription Agent the Subscription Rights Certificates representing the Rights being exercised hereby, with any required signature guarantees and any other required documents, and payment therefor.

    (Please Type or Print Except for Signature)

    Name of Firm: _________________________________________________________________________________________

    ___________________________________________________________________________________________________

    Authorized Signature: ___________________________________________________________________________________

    Name: _______________________________________________________________________________________________

    ____________________________________________________________________________________________________

    Title:  ________________________________________________________________________________________________

    Address:______________________________________________________________________________________________

    _____________________________________________________________________________________________________
                                                                                                                                                     (Include Zip Code)

    Telephone Number, including Area Code: _____________________________________________________________________

    Dated:________________________ , 2013
The institution that completes this form must communicate the guarantee to the Subscription Agent and must deliver the Subscription Rights Certificates and related payment to the Subscription Agent within the time period shown in the Prospectus, dated November [__], 2013, of Blue Valley Ban Corp. Failure to do so could result in a financial loss to such institution.

DO NOT SEND SUBSCRIPTION RIGHTS CERTIFICATES WITH THIS FORM